Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Reserves
Share purchase options	$ 25,453	$ 24,381
Restricted share units	7,511	7,929
Long-term investment revaluation reserve, net of tax	53,570	144,601
Total reserves	$ 86,534	$ 176,911